united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2020

Item 1. Reports to Stockholders.

Institutional Short Duration

Government Bond Fund

TWSGX

Annual Report

December 31, 2020

Advised by:
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 210
Denver, CO 80209
(303) 864-1213

Subadvised by:
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

Tel. (855) 881-2380

www.TransWesternFunds.com

Dear Shareholders:

2020 was a year we will all look back on for the rest of our lives. What we think when we look back will be determined by the particular challenges faced by us as individuals, and by our family, friends, and businesses.

One experience that most readers of this annual report will have in common will be that we were all working to various degrees withing the environment of the interest rate markets. Among the many unprecedented actions taken during the year were monetary and fiscal measures by the Federal Reserve Bank, and of the federal legislature—in various degrees of concert with an outgoing executive administration. While the full effects of these actions may not be measured with any accuracy for decades to come, if then, the instant consequences included a plummeting of interest rates across the yield curve, and a return to a 0% - 0.25% range target for the overnight Fed Funds Rate.

Banks, largely awash with liquidity for various reasons, but notably including the funds generated by bank customers taking advantage of the Paycheck Protection Program (“PPP”), were left with few options to invest those funds within traditional risk parameters.

In September 2020, TransWestern Capital Advisors, LLC, as Advisor to the TransWestern Institutional Short Duration Government Bond Fund, effected, via a voluntary fee waiver, a targeted distribution “floor” of 0.25% for annualized monthly distributions. This step was taken to support our institutional investors, which faced plenty of other challenges as a result of the pandemic, so that they might enjoy a modicum of relief from at least one of the multitude of issues they confronted in 2020.

This fund was launched in January 2011. Ten years later, having had the pleasure to serve institutions across the country, in turn serving their customers in often widely varied markets, we eagerly look forward to the next decade, come what may.

Very cordially, and with best wishes for your good health,

Kendrik de Koning

TransWestern Capital Advisors, LLC

Market Conditions:

1Q2020:

Global financial markets experienced significant disruptions in the first quarter, as the emergence of the coronavirus brought a likely end to the longest US economic expansion on record. Investors reacted by selling positions in higher-risk asset classes and moving into perceived safe havens such as US Treasuries. Policy makers, for their part, responded with extraordinary measures. The US Federal Reserve (Fed) cut short-term interest rates to zero, expanded its lending facilities and announced an asset-purchase program that encompassed Treasuries, mortgage-backed securities, municipal bonds and corporate issues. In addition, the US government passed a $2 trillion fiscal stimulus package in late March (the CARES Act). The response was similar overseas, with a combination of accelerated interest rate cuts and a wide range of fiscal measures designed to support growth. While these efforts helped arrest the decline in risk assets late in the quarter, most asset classes nonetheless finished with sizable losses. US Treasuries were the prime beneficiaries of expectations for negative growth, the Fed’s aggressive rate cuts and the global “flight to safety.” The 10-year note, which closed 2019 with a yield of 1.92%, fell below 0.4% at its intraday low on March 9 – the lowest level in history. (Prices and yields move in opposite directions.) The unusual market action also led to an inverted yield curve in early March, meaning that yields on short-term issues were higher than those on longer-term securities. While the Fed’s rate cuts helped normalize the curve by the end of the quarter, yields across the entire curve nonetheless finished near their historical lows. Securitized assets—including mortgage backed securities (MBS), asset backed securities (ABS), and commercial mortgage backed securities (CMBS)—were also affected by the broad-based market volatility, and at times underperformed corporates as the sector was used broadly as a source for cash needs. Agency MBS rallied after the announcement of the Fed’s asset-purchase program, and securitized credit rallied late in the quarter upon the announcement of government intervention.

2Q2020:

The second quarter brought a distinct improvement in the market backdrop compared to the first three months of the year. Investors were encouraged that a gradual re-opening of the economy would limit the duration of the coronavirus-induced recession and fuel a quick recovery in growth. In addition, markets displayed confidence that the Fed would continue to provide support for financial assets through its highly accommodative monetary policies. These developments led to a rebound in investors’ appetites for riskier asset classes such as stocks and the higher-yielding segments of the bond market. Still, the quarter closed on a somewhat downbeat note due to a rapid rise in COVID-19 cases across the United States. US Treasuries were the lowest performing major fixed-income category in the second quarter. Treasuries, which had benefited from the flight to safety in the first quarter, experienced reduced demand on this front as higher-risk investments came back into favor. Still, the category was able to post gains thanks to expectations for muted economic growth and the likelihood that the Fed will keep short-term rates near zero indefinitely. Longer duration treasuries generally outperformed the short-end of the yield curve, with the exception of the 30-year. Securitized assets—which encompass MBS, ABS, and CMBS—finished ahead of Treasuries, but they didn’t keep pace with the rally in corporates and high yield. ABS and CMBS both delivered healthy gains in the “risk-on” environment, while agency mortgage-backed securities—which tend to be heavily influenced by the performance of Treasuries—posted a narrower advance.

3Q2020:

The global fixed-income market produced solid gains in the third quarter, continuing its recovery since the turmoil of late-March albeit at a slower pace compared to the 2nd quarter. Investors appeared confident that the Fed and other global central banks would keep interest rates low indefinitely in response to the growth slowdown caused by COVID-19. Most notably, the Fed formally adopted a new policy regime known as Flexible Average Inflation Targeting at the recent Jackson Hole conference. Under this new approach, a 2% inflation rate is no longer the Fed’s implicit ceiling, but rather now clearly defined as its long-term average target. This shift implies that the Fed could keep interest rates low for an extended period even if inflation begins to tick up above the average inflation target. Together, these factors helped US Treasuries hold on to their gains from the first half of the year. The credit-sensitive segments of the market also performed well, as the combination of improving economic data and apparent progress toward a coronavirus vaccine helped support investors’ appetite for risk. However, the markets remained on edge as the quarter drew to a close due to uncertainties surrounding the US elections, the continued spread of COVID-19, and the expected magnitude of the economic recovery in 2021. US Treasuries posted narrow gains but finished with the weakest performance among the major bond market segments. Treasuries entered the quarter at historically low yields due to their significant rally earlier in the year. (Prices and yields move in opposite directions.) With little in the way of additional negative news to fuel a renewed “flight to quality,” Treasuries largely traded sideways in a tight range. As a result, the yield on the bellwether 10-year note finished the quarter little changed from the level at which it closed on June 30. As was the case in the previous quarter, securitized assets—including MBS, ABS, and CMBS—outperformed Treasuries but trailed both corporates and high yield. CMBS and ABS gained ground in the yield-driven environment, but agency mortgage-backed securities—which generally track the performance of Treasuries—finished roughly flat.

4Q2020:

Investors’ appetite for risk surged in the fourth quarter, which contributed to a broad range of nearly all positive returns across credit asset classes. In early November, investors were treated to the long-awaited news that coronavirus vaccines were effective and would soon become available to the public. The prospect of a gradual return to normal economic conditions in 2021 allowed market participants to look beyond recent adverse headlines, including the emergence of a new strain of the virus, ongoing Brexit negotiations, and a slowdown in the economic recovery. Investors instead were focused on and encouraged by the Fed statements indicating its intention to keep short-term interest rates near zero for a multiyear period. Not least, the resolution to the US election removed a factor that had weighed on sentiment in early autumn. The developments mentioned above acted as a headwind for the Treasury market. While short-term yields were largely unchanged due to the steady outlook for Fed policy, longer-term yields rose (as prices fell). With Treasuries already having rallied significantly in the first nine months of the year, there was little room for further improvement – particularly in light of rising estimates for both economic growth and inflation in 2021. In addition, demand for “safe haven” assets was muted due to generally positive headlines. Securitized assets—including MBS, ABS and CMBS—outperformed Treasuries but trailed both corporates and high yield. The category benefited from the same search for yield that aided other credit-sensitive segments of the fixed-income market, with CMBS outpacing ABS and MBS, respectively.

Performance Results:

In 2020, the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) returned 2.24% which was approximately 16 basis points lower than its benchmark, the 50% Barclays Short Treasury 50% Barclays MBS Index, which returned 2.41% over the same period.

Explanation of Fund Performance:

The Fund and its benchmark generated negative relative returns in 2020; as the Fund underperformed the Benchmark for the 1-year period. Favorable yield curve positioning buoyed performance, while sector allocation and security selection effects detracted.

The Fund’s underweight to US Treasuries as compared to its benchmark was a source of positive excess return for the Fund. As security selection detracted from excess returns overall during the period, the Fund saw security selection contribute within its allocation to Agency CMBS and Agency CMOs. The Fund’s underweight in Agency mortgage-backed pass through securities (Agency MBS) peripherally detracted during the year, while security selection within the allocation more significantly detracted from relative performance during the period.

Outlook:

Healthy consumer excess savings, the housing recovery, and low inventories suggest broader economic recovery and an optimistic growth outlook for 2021. The likelihood of an adverse move has decreased and is associated with risks of disappointing fiscal responses, economic scarring, and slow corporate deleveraging. We believe the probability of a downturn scenario has decreased due to a policy backstop and optimism regarding vaccine effectiveness.

Despite valuations looking less attractive, we believe spreads still have some room to compress given a strong economic outlook and persistent low interest rate environment. The Fed has indicated the intention to remain accommodative for the foreseeable future, allowing inflation to overshoot without hiking rates.

We maintain a bias for steeper curves, with policy rates anchored and fiscal spending expected to put upward pressure on the long end. The successful distribution of effective vaccines should provide for better growth outcomes and, in turn, we expect higher long end rates.

This commentary is provided for informational purposes only and should not be construed as investment advice. Any opinions or forecasts contained herein reflect the subjective judgments and assumptions of the authors only and do not necessarily reflect the views of Loomis, Sayles & Company, L.P., or any portfolio manager. Investment recommendations may be inconsistent with these opinions. There can be no assurance that developments will transpire as forecasted and actual results will be different. Data and analysis does not represent the actual or expected future performance of any investment product. We believe the information, including that obtained from outside sources, to be correct, but we cannot guarantee its accuracy. The information is subject to change at any time without notice. Indexes are unmanaged and do not incur fees, and you may not invest directly in an index.

Past Performance is no guarantee of future results.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO REVIEW
December 31, 2020 (Unaudited)

The Fund’s performance figures* for the periods ended December 31, 2020, compared to its benchmarks:

		Annualized	Annualized
	One Year	Five Year	Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	2.24%	1.89%	1.66%
Bloomberg Barclays Capital Mortgage Backed Securities Index ***	3.87%	3.05%	3.02%
Bloomberg Barclays Capital Short Treasury Index ****	0.95%	1.32%	0.73%
Blended Benchmark Index *****	2.41%	2.19%	1.88%

Comparison of the Change in Value of a $2,000,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund may assess a redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. Per the fee table in the Fund’s May 1, 2020 prospectus, the total annual operating expenses are 0.72% before fee waivers. For performance information current to the most recent month-end, please call 1-855-881-2380.

**	Inception date is January 3, 2011.

***	The Bloomberg Barclays Capital Mortgage Backed Securities Index is an unmanaged market capitalization index which measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). Investors may not invest in the Index directly. Unlike the Fund’s returns, however, they do not reflect any fees or expenses.

****	The Bloomberg Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index. Unlike the Fund’s returns, however, they do not reflect any fees or expenses.

*****	The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclays Capital Mortgage Backed Securities Index. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2020 (Unaudited)

Holdings By Investment Type	% of Net Assets
U.S. Government Agencies	57.2%
U.S. Treasury Notes	4.9%
Short-Term Investments and Other Assets less Liabilities	37.9%
100%

Please refer to the Portfolio of Investments in this Report for a detailed listing of the Fund’s holdings.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020

Principal			Coupon Rate
Amount ($)		Variable Rate (%)	(%)	Maturity	Value ($)
	U.S. GOVERNMENT AGENCIES - 57.2%
	FEDERAL HOME LOAN MORTGAGE CORP. - 29.3% (a)
$102,805	Freddie Mac Gold Pool G08448		5.0000	5/1/2041	$117,284
572,427	Freddie Mac Gold Pool Q18571		3.5000	5/1/2043	620,067
691,049	Freddie Mac Gold Pool Q20545		3.5000	7/1/2043	749,891
164,714	Freddie Mac Gold Pool U92432		4.0000	2/1/2044	181,259
157,961	Freddie Mac Multifamily Structured Pass Through Certificates K013 A2 (c,d)		3.9740	1/25/2021	157,928
1,000,000	Freddie Mac Multifamily Structured Pass Through Certificates K029 A2 (c)		3.3200	2/25/2023	1,058,776
200,190	Freddie Mac Multifamily Structured Pass Through Certificates K725 A1 (c)		2.6660	5/25/2023	204,869
210,295	Freddie Mac Multifamily Structured Pass Through Certificates KF06 A (b,c)	US0001M +0.33	0.4834	11/25/2021	210,078
159,871	Freddie Mac Multifamily Structured Pass Through Certificates KF14 A (b,c)	US0001M +0.65	0.8034	1/25/2023	160,240
2,387,336	Freddie Mac Multifamily Structured Pass Through Certificates KF22 A (b,c)	US0001M +0.50	0.6534	7/25/2023	2,394,474
2,566,949	Freddie Mac Multifamily Structured Pass Through Certificates KF60 A (b,c)	US0001M +0.49	0.6434	2/25/2026	2,597,784
2,297,499	Freddie Mac Multifamily Structured Pass Through Certificates KF72 A (b,c)	US0001M +0.50	0.6534	11/25/2026	2,322,857
6,415,333	Freddie Mac Multifamily Structured Pass Through Certificates KF74 AS (b,c)	MSOFR1MC +0.53	0.6150	1/25/2027	6,474,983
5,100,000	Freddie Mac Multifamily Structured Pass Through Certificates KF75 AL (b,c)	US0001M +0.51	0.6551	12/25/2029	5,165,138
2,960,190	Freddie Mac Multifamily Structured Pass Through Certificates KF77 AL (b,c)	US0001M +0.70	0.8534	2/25/2027	3,003,293
3,888,697	Freddie Mac Multifamily Structured Pass Through Certificates KF77 AS (b,c)	SOFR30A +0.90	0.9850	2/25/2027	3,937,822
6,075,000	Freddie Mac Multifamily Structured Pass Through Certificates KF78 AL (b,c)	US0001M +0.80	0.9534	3/25/2030	6,184,361
6,075,000	Freddie Mac Multifamily Structured Pass Through Certificates KF78 AS (b,c)	SOFR30A +1.00	1.0850	3/25/2030	6,188,691
1,644,568	Freddie Mac Multifamily Structured Pass Through Certificates KF79 AL (b,c)	US0001M +0.47	0.6234	5/25/2030	1,667,503
1,519,601	Freddie Mac Multifamily Structured Pass Through Certificates KF79 AS (b,c)	SOFR30A +0.58	0.6650	5/25/2030	1,535,750
3,190,000	Freddie Mac Multifamily Structured Pass Through Certificates KF80 AL (b,c)	US0001M +0.44	0.5934	6/25/2030	3,222,454
1,790,000	Freddie Mac Multifamily Structured Pass Through Certificates KF80 AS (b,c)	SOFR30A +0.51	0.5950	6/25/2030	1,808,712
1,254,791	Freddie Mac Multifamily Structured Pass Through Certificates KF81 AL (b,c)	US0001M +0.36	0.5134	6/25/2027	1,268,391
939,843	Freddie Mac Multifamily Structured Pass Through Certificates KF81 AS (b,c)	SOFR30A +0.40	0.4850	6/25/2027	946,110
1,500,000	Freddie Mac Multifamily Structured Pass Through Certificates KF82 AL (b,c)	US0001M +0.37	0.5234	6/25/2030	1,513,664
1,000,000	Freddie Mac Multifamily Structured Pass Through Certificates KF82 AS (b,c)	SOFR30A +0.42	0.5050	6/25/2030	1,017,623
2,699,872	Freddie Mac Multifamily Structured Pass Through Certificates KF84 AL (b,c)	US0001M +0.30	0.4534	7/25/2030	2,717,594
2,275,067	Freddie Mac Multifamily Structured Pass Through Certificates KF84 AS (b,c)	SOFR30A +0.32	0.4050	7/25/2030	2,307,437
4,145,000	Freddie Mac Multifamily Structured Pass Through Certificates KF85 AL (b,c)	US0001M +0.30	0.4451	8/25/2030	4,175,740
11,055,000	Freddie Mac Multifamily Structured Pass Through Certificates KF85 AS (b,c)	SOFR30A +0.33	0.4120	8/25/2030	11,211,152
6,869,952	Freddie Mac Multifamily Structured Pass Through Certificates KF86 AL (b,c)	US0001M +0.29	0.4351	8/25/2027	6,912,790
6,144,957	Freddie Mac Multifamily Structured Pass Through Certificates KF86 AS (b,c)	SOFR30A +0.32	0.4020	8/25/2027	6,183,663
515,000	Freddie Mac Multifamily Structured Pass Through Certificates KF93 AL (b,c)	US0001M +0.28	0.4200	10/25/2027	517,841
620,000	Freddie Mac Multifamily Structured Pass Through Certificates KF93 AS (b,c)	SOFR30A +0.31	0.4000	10/25/2027	624,497
2,655,000	Freddie Mac Multifamily Structured Pass Through Certificates KJ20 A2 (c)		3.7990	12/25/2025	2,982,471
1,890,000	Freddie Mac Multifamily Structured Pass Through Certificates KJ21 A2 (c)		3.7000	9/25/2026	2,118,088
195,940	Freddie Mac Multifamily Structured Pass Through Certificates KJ28 A1 (c)		1.7660	2/25/2025	203,005
4,485,000	Freddie Mac Multifamily Structured Pass Through Certificates KS12 A (b,c)	US0001M +0.65	0.7951	8/25/2029	4,527,216
2,145,000	Freddie Mac Multifamily Structured Pass Through Certificates KS14 AL (b,c)	US0001M +0.34	0.4851	4/25/2030	2,162,363
2,360,000	Freddie Mac Multifamily Structured Pass Through Certificates KS14 AS (b,c)	SOFR30A +0.37	0.4520	4/25/2030	2,379,439
938,051	Freddie Mac Multifamily Structured Pass Through Certificates Q008 A (b,c)	US0001M +0.39	0.5434	10/25/2045	943,656
171,924	Freddie Mac Non Gold Pool 1B2025 (b)	US0012M +1.86	3.4170	6/1/2034	181,212
152,115	Freddie Mac Non Gold Pool 1B2721 (b)	US0012M +1.73	3.7270	1/1/2035	159,252
71,841	Freddie Mac Non Gold Pool 1H2695 (b)	H15T1Y +2.17	2.9070	4/1/2036	72,028
173,964	Freddie Mac Non Gold Pool 1J1382 (b)	US0012M +1.64	2.0150	11/1/2036	175,730
56,240	Freddie Mac Non Gold Pool 1J1540 (b)	US0012M +2.18	4.1800	3/1/2037	56,665
229,513	Freddie Mac Non Gold Pool 1K0068 (b)	H15T1Y +2.51	2.6350	11/1/2036	228,693
340,069	Freddie Mac Non Gold Pool 1L1358 (b)	H15T1Y +2.50	3.2410	5/1/2036	361,550
127,890	Freddie Mac Non Gold Pool 1Q0092 (b)	H15T1Y +2.25	3.7350	3/1/2036	135,463
110,639	Freddie Mac Non Gold Pool 1Q0160 (b)	US0012M +1.76	2.3740	9/1/2035	115,833
50,746	Freddie Mac Non Gold Pool 1Q0647 (b)	US0012M +1.83	3.3530	11/1/2038	51,624
90,234	Freddie Mac Non Gold Pool 1Q1097 (b)	US0012M +1.74	3.7360	4/1/2037	91,048
107,664	Freddie Mac Non Gold Pool 1Q1104 (b)	US0012M +1.72	2.8710	4/1/2037	112,861
40,192	Freddie Mac Non Gold Pool 1Q1131 (b)	US0006M +1.69	2.2450	6/1/2037	40,304
101,202	Freddie Mac Non Gold Pool 1Q1302 (b)	US0012M +1.65	2.5640	11/1/2038	101,558

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020 (Continued)

Principal			Coupon Rate
Amount ($)		Variable Rate (%)	(%)	Maturity	Value ($)
	U.S. GOVERNMENT AGENCIES (Continued) - 57.2%
	FEDERAL HOME LOAN MORTGAGE CORPORATION (Continued) - 29.3% (a)
$881,678	Freddie Mac Non Gold Pool 1Q1380 (b)	US0012M +1.91	3.8570	3/1/2038	$923,775
75,892	Freddie Mac Non Gold Pool 1Q1446 (b)	H15T1Y +1.94	2.5880	9/1/2038	76,213
157,408	Freddie Mac Non Gold Pool 2B7388 (b)	US0012M +1.84	2.6400	1/1/2046	163,322
5,720	Freddie Mac Non Gold Pool 407736 (b)	H15T1Y +2.13	3.7500	1/1/2023	5,726
883,307	Freddie Mac Non Gold Pool 780722 (b)	H15T1Y +2.22	2.5570	8/1/2033	928,386
135,915	Freddie Mac Non Gold Pool 783000 (b)	H15T1Y +2.28	2.6450	1/1/2035	136,465
184,720	Freddie Mac Non Gold Pool 783028 (b)	H15T1Y +2.25	3.7590	2/1/2035	195,388
6,737	Freddie Mac Non Gold Pool 845830 (b)	US0006M +1.68	1.9860	7/1/2024	6,788
104,498	Freddie Mac Non Gold Pool 847103 (b)	H15T1Y +2.29	2.7910	1/1/2033	105,340
32,097	Freddie Mac Non Gold Pool 848565 (b)	US0012M +1.74	2.4240	12/1/2037	32,293
74,921	Freddie Mac Non Gold Pool 848568 (b)	H15T1Y +2.21	2.6690	9/1/2038	75,135
171,810	Freddie Mac Non Gold Pool 848575 (b)	H15T1Y +2.26	3.1240	2/1/2036	181,416
178,237	Freddie Mac Non Gold Pool 848685 (b)	H15T1Y +2.29	2.4750	2/1/2036	187,720
591,478	Freddie Mac Non Gold Pool 848690 (b)	H15T1Y +2.25	2.7160	3/1/2037	623,987
1,388,352	Freddie Mac Non Gold Pool 848949 (b)	H15T1Y +2.25	2.5660	9/1/2038	1,462,928
451,605	Freddie Mac Non Gold Pool 849046 (b)	US0012M +1.89	3.6410	9/1/2041	474,988
98,046	Freddie Mac Non Gold Pool 972132 (b)	H15T1Y +2.23	2.3500	11/1/2033	103,329
46,058	Freddie Mac Non Gold Pool 972257 (b)	US0012M +1.79	3.5350	5/1/2037	46,548
1,071,721	Freddie Mac Pool SB8031		2.5000	2/1/2035	1,117,514
77,243	Freddie Mac REMICS 1628 LZ (c)		6.5000	12/15/2023	81,120
78,131	Freddie Mac REMICS 2102 PE (c)		6.5000	12/15/2028	88,977
50,595	Freddie Mac REMICS 2131 ZB (c)		6.0000	3/15/2029	55,745
22,510	Freddie Mac REMICS 2412 OF (b,c)	US0001M +0.95	1.1086	12/15/2031	22,561
40,587	Freddie Mac REMICS 2448 FV (b,c)	US0001M +1.00	1.1586	3/15/2032	41,014
11,980	Freddie Mac REMICS 2450 FW (b,c)	US0001M +0.50	0.6586	3/15/2032	11,911
137,576	Freddie Mac REMICS 2526 FC (b,c)	US0001M +0.40	0.5586	11/15/2032	137,621
16,267	Freddie Mac REMICS 2557 WF (b,c)	US0001M +0.40	0.5586	1/15/2033	16,120
62,433	Freddie Mac REMICS 2581 FD (b,c)	US0001M +0.75	0.9086	12/15/2032	61,690
41,469	Freddie Mac REMICS 2768 PW (c)		4.2500	3/15/2034	45,403
23,056	Freddie Mac REMICS 2881 AG (c)		4.5000	8/15/2034	23,496
348,709	Freddie Mac REMICS 2903 Z (c)		5.0000	12/15/2024	375,913
299,772	Freddie Mac REMICS 2978 JG (c)		5.5000	5/15/2035	340,871
460,557	Freddie Mac REMICS 3036 NE (c)		5.0000	9/15/2035	529,309
47,398	Freddie Mac REMICS 3104 DH (c)		5.0000	1/15/2026	50,044
279,203	Freddie Mac REMICS 3412 AY (c)		5.5000	2/15/2038	309,416
194,389	Freddie Mac REMICS 3561 W (c)		2.8012	6/15/2048	208,317
312,025	Freddie Mac REMICS 3620 AT (c,d)		3.8571	12/15/2036	337,208
93,507	Freddie Mac REMICS 3862 GA (c)		4.0000	4/15/2041	103,235
					116,248,007
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 14.4% (a)
463,012	Fannie Mae Aces 2015-M17 FA (b,c)	US0001M +0.93	1.0814	11/25/2022	464,548
2,000,000	Fannie Mae Aces 2017-M3 A2 (c,d)		2.4773	12/25/2026	2,188,409
2,970,000	Fannie Mae Aces 2017-M14 A2 (c,d)		2.8755	11/25/2027	3,340,158
5,122	Fannie Mae Pool 303212 (b)	US0006M +2.09	2.9670	2/1/2025	5,169
196,265	Fannie Mae Pool 555375		6.0000	4/1/2033	234,349
66,979	Fannie Mae Pool 583934 (b)	H15T1Y +2.27	3.6450	5/1/2031	66,874
92,237	Fannie Mae Pool 619105 (b)	H15T1Y +2.13	3.6250	5/1/2032	92,228
23,157	Fannie Mae Pool 642012 (b)	H15T1Y +2.27	3.7650	5/1/2032	23,164
40,392	Fannie Mae Pool 684842 (b)	H15T1Y +2.43	3.9770	1/1/2030	40,514
141,871	Fannie Mae Pool 699985 (b)	H15T1Y +2.19	3.6540	4/1/2033	142,053
141,276	Fannie Mae Pool 721424 (b)	H15T1Y +2.29	2.6750	6/1/2033	141,391
25,738	Fannie Mae Pool 725052 (b)	H15T1Y +2.16	3.6620	7/1/2033	25,782
10,190	Fannie Mae Pool 725320 (b)	H15T1Y +2.25	3.0290	8/1/2039	10,328
84,698	Fannie Mae Pool 725392 (b)	H15T1Y +2.21	3.5940	4/1/2034	85,681
19,166	Fannie Mae Pool 732087 (b)	H15T1Y +2.44	2.8150	8/1/2033	19,296

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020 (Continued)

Principal			Coupon Rate
Amount ($)		Variable Rate (%)	(%)	Maturity	Value ($)
	U.S. GOVERNMENT AGENCIES (Continued) - 57.2%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION (Continued) - 14.4% (a)
$89,765	Fannie Mae Pool 735667		5.0000	7/1/2035	$103,940
57,106	Fannie Mae Pool 748848 (b)	H15T1Y +2.27	2.6480	6/1/2037	60,389
146,196	Fannie Mae Pool 751930 (b)	US0012M +1.75	2.2500	10/1/2033	146,568
52,421	Fannie Mae Pool 762519		5.5000	11/1/2023	54,568
57,064	Fannie Mae Pool 766907 (b)	US0012M +1.80	3.8000	3/1/2034	60,000
45,209	Fannie Mae Pool 783245 (b)	12MTA +1.20	1.9440	4/1/2034	45,659
35,657	Fannie Mae Pool 803338 (b)	12MTA +1.20	1.9440	9/1/2044	36,020
269,539	Fannie Mae Pool 805753 (b)	H15T1Y +2.31	3.9380	1/1/2035	284,341
265,061	Fannie Mae Pool 813637 (b)	H15T1Y +2.19	3.8100	1/1/2036	275,452
111,830	Fannie Mae Pool 813844 (b)	US0006M +1.53	2.0940	1/1/2035	115,824
19,841	Fannie Mae Pool 823235 (b)	US0012M +2.47	3.3480	6/1/2035	20,124
210,410	Fannie Mae Pool 829608 (b)	H15T1Y +2.22	2.5210	8/1/2035	221,762
102,852	Fannie Mae Pool 832249 (b)	US0012M +1.56	2.3400	8/1/2035	103,378
90,327	Fannie Mae Pool 838444 (b)	H15T1Y +2.22	2.4990	8/1/2035	90,732
180,284	Fannie Mae Pool 838948 (b)	US0006M +1.51	2.1180	8/1/2035	186,674
13,629	Fannie Mae Pool 844532 (b)	12MTA +1.75	2.5040	11/1/2035	14,069
14,637	Fannie Mae Pool 846695 (b)	US0006M +2.67	2.9200	11/1/2035	14,746
179,018	Fannie Mae Pool 846749 (b)	US0006M +2.34	3.3030	1/1/2036	180,848
37,495	Fannie Mae Pool 863729 (b)	H15T1Y +2.27	3.8930	1/1/2036	37,469
16,516	Fannie Mae Pool 879683 (b)	H15T1Y +2.15	2.4890	9/1/2036	16,869
30,056	Fannie Mae Pool 880366 (b)	US0006M +1.43	1.9060	2/1/2036	31,144
174,983	Fannie Mae Pool 880373 (b)	US0012M +1.56	3.1330	2/1/2036	182,248
55,663	Fannie Mae Pool 886376 (b)	12MTA +2.33	3.1080	8/1/2036	58,713
245,156	Fannie Mae Pool 888310 (b)	US0012M +1.61	3.5720	4/1/2037	247,204
99,644	Fannie Mae Pool 888628 (b)	US0012M +1.79	3.3690	7/1/2037	100,395
368,903	Fannie Mae Pool 889819 (b)	US0012M +1.56	2.9520	4/1/2037	385,635
234,576	Fannie Mae Pool 889822 (b)	US0012M +1.59	2.5240	7/1/2035	244,683
208,297	Fannie Mae Pool 894110 (b)	12MTA +2.23	2.9500	10/1/2036	209,421
48,396	Fannie Mae Pool 894530 (b)	H15T1Y +2.50	3.5190	5/1/2035	51,399
6,720	Fannie Mae Pool 899633		5.5000	7/1/2037	7,550
178,514	Fannie Mae Pool 900197 (b)	US0012M +2.08	2.5750	10/1/2036	189,725
18,941	Fannie Mae Pool 906281 (b)	US0012M +1.75	3.2310	1/1/2037	19,220
621,651	Fannie Mae Pool 910289 (b)	US0012M +1.80	3.7920	3/1/2037	656,310
215,250	Fannie Mae Pool 920847 (b)	H15T1Y +2.50	3.2910	8/1/2036	229,911
162,072	Fannie Mae Pool 964244 (b)	US0012M +1.62	2.6370	7/1/2038	164,968
168,303	Fannie Mae Pool 964760 (b)	US0012M +1.66	2.5370	8/1/2038	169,822
96,497	Fannie Mae Pool 995008 (b)	12MTA +2.29	3.0430	10/1/2036	101,519
22,403	Fannie Mae Pool 995134 (b)	H15T1Y +2.16	3.1810	6/1/2036	23,411
53,589	Fannie Mae Pool 995269 (b)	US0006M +1.54	1.9300	7/1/2035	55,650
27,320	Fannie Mae Pool 995552 (b)	H15T1Y +2.21	3.1190	5/1/2035	27,864
20,681	Fannie Mae Pool 995949 (b)	12MTA +2.34	3.0880	9/1/2036	20,846
467,438	Fannie Mae Pool AB5519		3.5000	7/1/2042	505,996
192,426	Fannie Mae Pool AB5688		3.5000	7/1/2037	210,470
730,605	Fannie Mae Pool AB7016		4.0000	11/1/2042	798,867
323,196	Fannie Mae Pool AB9096		4.0000	4/1/2043	353,349
47,116	Fannie Mae Pool AC2472		5.0000	6/1/2040	53,561
39,276	Fannie Mae Pool AC8301 (b)	US0012M +1.81	3.8100	12/1/2039	39,313
533,169	Fannie Mae Pool AD0541 (b)	H15T1Y +2.17	2.4270	11/1/2033	559,666
193,164	Fannie Mae Pool AD0959 (b)	US0006M +2.17	2.7310	7/1/2037	204,878
151,166	Fannie Mae Pool AE0354 (b)	US0012M +1.73	3.3310	9/1/2037	159,256
91,140	Fannie Mae Pool AE0870 (b)	US0012M +1.68	2.8440	11/1/2036	95,529
125,438	Fannie Mae Pool AI4385 (b)	US0012M +1.80	3.8000	12/1/2041	125,893
500,036	Fannie Mae Pool AJ0875 (b)	US0012M +1.80	2.3000	10/1/2041	522,968
131,068	Fannie Mae Pool AL0332 (b)	H15T1Y +2.14	3.2710	9/1/2034	137,508
127,784	Fannie Mae Pool AL0361 (b)	H15T1Y +2.22	2.5980	7/1/2035	128,929

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020 (Continued)

Principal			Coupon Rate
Amount ($)		Variable Rate (%)	(%)	Maturity	Value ($)
	U.S. GOVERNMENT AGENCIES (Continued) - 57.2%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION (Continued) - 14.4% (a)
$26,060	Fannie Mae Pool AL0883 (b)	US0012M +1.08	1.6860	1/1/2038	$26,201
72,138	Fannie Mae Pool AL0920		5.0000	7/1/2037	83,343
803,923	Fannie Mae Pool AL1270 (b)	H15T1Y +2.19	2.8550	10/1/2034	845,093
74,827	Fannie Mae Pool AL1271 (b)	H15T1Y +2.29	2.4620	10/1/2033	75,376
308,852	Fannie Mae Pool AL1288 (b)	US0012M +1.60	2.3100	9/1/2037	323,038
750,515	Fannie Mae Pool AL1890 (b)	US0012M +1.90	3.7840	3/1/2037	786,026
30,877	Fannie Mae Pool AL2559 (b)	US0012M +1.80	2.9260	7/1/2041	31,060
830,048	Fannie Mae Pool AO4163		3.5000	6/1/2042	899,078
4,472,999	Fannie Mae Pool AO8169		3.5000	9/1/2042	4,893,518
1,179,605	Fannie Mae Pool AQ6238		3.5000	12/1/2042	1,290,288
616,211	Fannie Mae Pool AQ9715		3.0000	1/1/2043	666,815
2,040,000	Fannie Mae Pool BL0481		3.5800	1/1/2026	2,287,587
3,327,339	Fannie Mae Pool BM1078 (b)	H15T1Y +2.18	2.8730	12/1/2040	3,493,477
820,121	Fannie Mae Pool MA1404		3.5000	4/1/2043	896,854
737,992	Fannie Mae Pool MA3536		4.0000	12/1/2048	788,509
30	Fannie Mae REMICS 1999-57 FC (b,c)	US0001M +0.25	0.4025	11/17/2029	29
301,988	Fannie Mae REMICS 2000-45 FD (b,c)	US0001M +0.55	0.7079	12/18/2030	301,494
207,136	Fannie Mae REMICS 2000-45 FG (b,c)	US0001M +0.55	0.7079	12/18/2030	206,796
55,277	Fannie Mae REMICS 2002-16 VF (b,c)	US0001M +0.55	0.6980	4/25/2032	54,982
88,435	Fannie Mae REMICS 2002-30 FB (b,c)	US0001M +1.00	1.1480	8/25/2031	89,025
19,821	Fannie Mae REMICS 2002-71 AP (c)		5.0000	11/25/2032	21,491
116,144	Fannie Mae REMICS 2003-134 FC (b,c)	US0001M +0.60	0.7480	12/25/2032	116,987
4,176	Fannie Mae REMICS 2003-35 FG (b,c)	US0001M +0.30	0.4480	5/25/2033	4,127
15,187	Fannie Mae REMICS 2003-41 JW (c)		5.0000	5/25/2023	15,333
126,884	Fannie Mae REMICS 2005-100 BQ (c)		5.5000	11/25/2025	132,020
43,502	Fannie Mae REMICS 2005-29 WQ (c)		5.5000	4/25/2035	50,463
123,196	Fannie Mae REMICS 2008-86 LA (c,d)		3.4587	8/25/2038	131,816
134,513	Fannie Mae REMICS 2009-50 PT (c,d)		6.1272	5/25/2037	157,635
497,045	Fannie Mae REMICS 2010-135 FD (b,c)	US0001M +0.50	0.6480	6/25/2039	497,647
4,099,329	Fannie Mae REMICS 2010-141 FB (b,c)	US0001M +0.47	0.6180	12/25/2040	4,142,866
583,813	Fannie Mae REMICS 2010-60 HB (c)		5.0000	6/25/2040	669,058
172,660	Fannie Mae REMICS 2011-39 ZA (c)		6.0000	11/25/2032	199,700
3,172,157	Fannie Mae REMICS 2012-121 AF (b,c)	US0001M +0.38	0.5280	11/25/2042	3,183,557
331,028	Fannie Mae REMICS 2013-63 YF (b,c)	US0001M +1.00	1.1480	6/25/2043	327,648
4,426,424	Fannie Mae REMICS 2014-19 FQ (b,c)	US0001M +0.35	0.4980	4/25/2044	4,447,731
3,092,361	Fannie Mae REMICS 2014-63 FL (b,c)	US0001M +0.40	0.5480	10/25/2044	3,104,420
2,306,648	Fannie Mae REMICS 2015-4 BF (b,c)	US0001M +0.40	0.5480	2/25/2045	2,318,934
3,722,161	Fannie Mae REMICS 2020-35 FA (b,c)	US0001M +0.50	0.6491	6/25/2050	3,720,860
					57,304,079
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 13.5%
27,263	Ginnie Mae II Pool 710063 (d)		4.6500	1/20/2061	27,343
14,057	Ginnie Mae II Pool 710065 (d)		4.8100	2/20/2061	15,045
10,710	Ginnie Mae II Pool 710084 (d)		4.7000	8/20/2061	10,945
1,074	Ginnie Mae II Pool 751387 (d)		4.7420	1/20/2061	1,171
187,470	Ginnie Mae II Pool 751408 (d)		4.8170	6/20/2061	194,352
2,507	Ginnie Mae II Pool 757339 (d)		4.8620	2/20/2062	2,611
6,230	Ginnie Mae II Pool 757348 (d)		4.8490	6/20/2062	6,434
10,360	Ginnie Mae II Pool 759745 (d)		4.8150	5/20/2062	11,305
13,552	Ginnie Mae II Pool 765229 (d)		4.5530	11/20/2062	13,824
19,788	Ginnie Mae II Pool 766540 (d)		4.5830	7/20/2062	19,992
12,560	Ginnie Mae II Pool 766542 (d)		4.5900	11/20/2062	12,691
5,889	Ginnie Mae II Pool 766556 (d)		4.7550	8/20/2062	6,311
25,936	Ginnie Mae II Pool 773431 (d)		4.5310	12/20/2061	28,406
1,415	Ginnie Mae II Pool 773437 (d)		4.4850	2/20/2062	1,469
135,866	Ginnie Mae II Pool 777428 (d)		4.2850	2/20/2063	139,229

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020 (Continued)

Principal			Coupon Rate
Amount ($)		Variable Rate (%)	(%)	Maturity	Value ($)
	U.S. GOVERNMENT AGENCIES (Continued) - 57.2%
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (Continued) - 13.5%
$12,626	Ginnie Mae II Pool 777432 (d)		4.5990	10/20/2062	$13,050
143,343	Ginnie Mae II Pool 777440 (d)		4.5060	12/20/2062	153,125
264,225	Ginnie Mae II Pool 891616 (b)	H15T1Y +1.40	1.5200	6/20/2058	268,587
60,745	Ginnie Mae II Pool 894704 (b)	H15T1Y +0.89	1.0180	10/20/2061	61,368
1,419,165	Ginnie Mae II Pool 896363 (b)	H15T1Y +0.75	0.8330	7/20/2062	1,427,769
519,754	Ginnie Mae II Pool 896982 (b)	H15T1Y +1.14	1.2600	12/20/2061	524,249
653,698	Ginnie Mae II Pool 897906 (b)	H15T1Y +0.83	0.9570	6/20/2062	659,753
117,257	Ginnie Mae II Pool 898416 (b)	US0001M +1.97	2.1080	2/20/2063	121,789
704,484	Ginnie Mae II Pool 898433 (b)	US0001M +2.17	2.3060	1/20/2063	732,729
607,214	Ginnie Mae II Pool 898436 (b)	US0001M +2.19	2.3200	2/20/2063	629,652
414,004	Ginnie Mae II Pool 899072 (b)	US0001M +2.03	2.1610	10/20/2062	429,406
1,516,849	Ginnie Mae II Pool 899633 (b)	US0001M +2.08	2.2210	1/20/2063	1,582,364
1,010,329	Ginnie Mae II Pool 899650 (b)	US0001M +1.89	2.0360	2/20/2063	1,049,476
584,453	Ginnie Mae II Pool 899651 (b)	US0001M +2.36	2.4980	2/20/2063	610,744
1,449,087	Ginnie Mae II Pool 899765 (b)	US0001M +2.02	2.1680	2/20/2063	1,509,658
65,441	Ginnie Mae II Pool AE9606 (b)	H15T1Y +1.14	1.2600	8/20/2064	66,324
32,286	Ginnie Mae II Pool AF5211 (b)	H15T1Y +1.39	1.5100	11/20/2063	32,794
37,313	Ginnie Mae II Pool AG8190 (b)	H15T1Y +1.14	1.2570	9/20/2064	37,779
62,200	Ginnie Mae II Pool AG8209 (b)	H15T1Y +0.87	0.9910	10/20/2064	62,840
50,598	Ginnie Mae II Pool AG8275 (b)	H15T1Y +1.14	1.2570	3/20/2065	51,273
70,923	Ginnie Mae II Pool AK0197 (b)	H15T1Y +0.71	0.8270	9/20/2064	71,384
58,051	Government National Mortgage Association 2003-72 Z (c,d)		5.2935	11/16/2045	64,253
9,711	Government National Mortgage Association 2003-88 Z (c,d)		5.5198	3/16/2046	10,646
75,552	Government National Mortgage Association 2010-H03 FA (b,c)	US0001M +0.55	0.6955	3/20/2060	75,815
341,090	Government National Mortgage Association 2010-H28 FE (b,c)	US0001M +0.40	0.5402	12/20/2060	341,199
1,471,980	Government National Mortgage Association 2011-129 FB (b,c)	US0001M +0.25	0.4031	6/16/2026	1,467,390
211,229	Government National Mortgage Association 2011-H01 AF (b,c)	US0001M +0.45	0.5902	11/20/2060	211,556
260,724	Government National Mortgage Association 2011-H03 FA (b,c)	US0001M +0.50	0.6402	1/20/2061	261,442
459,632	Government National Mortgage Association 2011-H06 FA (b,c)	US0001M +0.45	0.5902	2/20/2061	460,342
812,508	Government National Mortgage Association 2011-H07 FA (b,c)	US0001M +0.50	0.6402	2/20/2061	813,957
65,275	Government National Mortgage Association 2011-H08 FA (b,c)	US0001M +0.60	0.7403	2/20/2061	65,551
275,516	Government National Mortgage Association 2011-H08 FG (b,c)	US0001M +0.48	0.6203	3/20/2061	276,100
299,344	Government National Mortgage Association 2011-H09 AF (b,c)	US0001M +0.50	0.6402	3/20/2061	300,085
113,187	Government National Mortgage Association 2011-H11 FA (b,c)	US0001M +0.50	0.6402	3/20/2061	113,505
108,231	Government National Mortgage Association 2011-H15 FA (b,c)	US0001M +0.45	0.5902	6/20/2061	108,393
10,805	Government National Mortgage Association 2011-H23 HA (c)		3.0000	12/20/2061	11,006
14,052	Government National Mortgage Association 2012-124 HT (c,d)		6.5000	7/20/2032	13,768
403,965	Government National Mortgage Association 2012-H11 FA (b,c)	US0001M +0.70	0.8403	2/20/2062	406,577
581,509	Government National Mortgage Association 2012-H20 PT (c,d)		0.9619	7/20/2062	581,050
44,608	Government National Mortgage Association 2012-H21 CF (b,c)	US0001M +0.70	0.8403	5/20/2061	44,675
60,832	Government National Mortgage Association 2012-H29 HF (b,c)	US0001M +0.50	0.6402	10/20/2062	60,561
22,156	Government National Mortgage Association 2013-H02 GF (b,c)	US0001M +0.50	0.6402	12/20/2062	21,982
1,331,078	Government National Mortgage Association 2013-H22 FT (b,c)	H15T1Y +0.65	0.7700	4/20/2063	1,326,602
1,041,373	Government National Mortgage Association 2013-H25 SA (b,c)	US0001M +0.75	0.8903	10/20/2063	1,054,094
4,340,335	Government National Mortgage Association 2014-H12 HZ (c,d)		4.6026	6/20/2064	4,735,021
866,147	Government National Mortgage Association 2014-H14 FA (b,c)	US0001M +0.50	0.6400	7/20/2064	869,252
785,043	Government National Mortgage Association 2014-H14 GF (b,c)	US0001M +0.47	0.6103	7/20/2064	786,465
1,174,606	Government National Mortgage Association 2014-H15 FA (b,c)	US0001M +0.50	0.6402	7/20/2064	1,179,370
514,159	Government National Mortgage Association 2014-H16 FL (b,c)	US0001M +0.47	0.6100	7/20/2064	513,884
248,831	Government National Mortgage Association 2015-H04 FL (b,c)	US0001M +0.47	0.6103	2/20/2065	249,467
15,232	Government National Mortgage Association 2015-H05 FA (b,c)	US0001M +0.30	0.4403	4/20/2061	15,130
12,161	Government National Mortgage Association 2015-H09 HA (c)		1.7500	3/20/2065	12,197
13,591	Government National Mortgage Association 2015-H11 FA (b,c)	US0001M +0.25	0.3903	4/20/2065	13,505
90,334	Government National Mortgage Association 2015-H12 FL (b,c)	US0001M +0.23	0.3702	5/20/2065	90,017
36,980	Government National Mortgage Association 2015-H13 FL (b,c)	US0001M +0.28	0.4202	5/20/2063	36,704

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020 (Continued)

Principal			Coupon Rate
Amount ($)		Variable Rate (%)	(%)	Maturity	Value ($)
	U.S. GOVERNMENT AGENCIES (Continued) - 57.2%
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (Continued) - 13.5%
$57,294	Government National Mortgage Association 2015-H19 FH (b,c)	US0001M +0.30	0.4403	7/20/2065	$56,930
1,187,943	Government National Mortgage Association 2015-H27 FA (b,c)	US0001M +0.75	0.8903	9/20/2065	1,202,149
717,667	Government National Mortgage Association 2016-H02 FH (b,c)	US0001M +1.00	1.1402	1/20/2066	733,076
173,551	Government National Mortgage Association 2016-H10 FJ (b,c)	US0001M +0.60	0.7403	4/20/2066	172,753
57,962	Government National Mortgage Association 2016-H19 FJ (b,c)	US0001M +0.40	0.5402	9/20/2063	57,667
5,301,695	Government National Mortgage Association 2017-H05 FC (b,c)	US0001M +0.75	0.8903	2/20/2067	5,372,153
45,789	Government National Mortgage Association 2017-H24 FJ (b,c)	US0001M +0.25	0.3903	10/20/2067	45,555
59,205	Government National Mortgage Association 2018-H02 FJ (b,c)	US0001M +0.20	0.3403	10/20/2064	59,120
300,319	Government National Mortgage Association 2018-H04 FG (b,c)	US0001M +0.28	0.4202	2/20/2068	297,670
1,359,963	Government National Mortgage Association 2018-H11 FJ (b,c)	US0012M +0.08	0.7175	6/20/2068	1,349,729
3,235,802	Government National Mortgage Association 2018-H16 FA (b,c)	US0001M +0.42	0.5603	9/20/2068	3,237,621
236,585	Government National Mortgage Association 2019-H13 FT (b,c)	H15T1Y +0.45	0.5700	8/20/2069	236,476
6,284,295	Government National Mortgage Association 2020-H02 FG (b,c)	US0001M +0.60	0.7403	1/20/2070	6,341,471
4,561,155	Government National Mortgage Association 2020-H04 FP (b,c)	US0001M +0.50	0.6402	6/20/2069	4,582,465
2,700,358	Government National Mortgage Association 2020-H07 FL (b,c)	US0001M +0.65	0.8016	4/20/2070	2,723,624
					53,647,261

	TOTAL U.S. GOVERNMENT AGENCIES (Cost - $223,253,990)				227,199,347

	U.S. TREASURY NOTES - 4.9%
13,535,000	United States Treasury Note		0.1250	11/30/2022	13,537,643
5,640,000	United States Treasury Note		0.3750	11/30/2025	5,648,372
	TOTAL U.S. TREASURY NOTES (Cost - $19,173,066)				19,186,015

	SHORT TERM INVESTMENTS - 37.4%
	U.S. TREASURY BILLS - 37.4%
16,875,000	United States Treasury Bill		0.0033	1/12/2021	16,874,888
14,160,000	United States Treasury Bill		0.0785	5/6/2021	14,156,521
17,360,000	United States Treasury Bill		0.0805	4/22/2021	17,356,354
8,330,000	United States Treasury Bill		0.0900	6/3/2021	8,327,475
18,200,000	United States Treasury Bill		0.0925	2/11/2021	18,199,039
18,250,000	United States Treasury Bill		0.1000	1/21/2021	18,249,698
20,395,000	United States Treasury Bill		0.1010	1/7/2021	20,394,966
17,715,000	United States Treasury Bill		0.1086	2/18/2021	17,713,782
17,345,000	United States Treasury Bill		0.2255	3/25/2021	17,342,495
					148,615,218

	TOTAL SHORT TERM INVESTMENTS (Cost - $148,608,092)				148,615,218

	TOTAL INVESTMENTS - 99.5% (Cost - $391,035,148)				$395,000,580
	OTHER ASSETS LESS LIABILITIES - 0.5%				2,180,163
	TOTAL NET ASSETS - 100.0%				$397,180,743

12MTA - 12 Month Treasury Average

H15T1Y - US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year

MSOFR1MC - 1 Month Secured Overnight Financing Rate Index

SOFR30A - Secured Overnight Financing Rate 30 Day Average

US0001M - 1 month US Dollar USD LIBOR interest rate

US0006M - 6 month US Dollar USD LIBOR interest rate

US0012M - 12 month US Dollar USD LIBOR interest rate

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(b)	Variable rate security; the rate shown represents the rate on December 31, 2020.

(c)	Collateralized mortgage obligation (CMO).

(d)	Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2020

ASSETS
Investment securities:
At cost	$391,035,148
At value	$395,000,580
Cash	1,844,382
Receivable for securities sold	28,877,534
Principal paydown receivable	380,625
Interest receivable	233,640
Prepaid expenses and other assets	4,982
TOTAL ASSETS	426,341,743

LIABILITIES
Payable for investments purchased	28,864,951
Distributions payable	30,919
Investment advisory fees payable	133,852
Payable to related parties	60,498
Distribution (12b-1) fees payable	32,650
Trustee fees payable	1,168
Accrued expenses and other liabilities	36,962
TOTAL LIABILITIES	29,161,000
NET ASSETS	$397,180,743

Net Assets Consist Of:
Paid in capital	411,618,015
Accumulated deficit	(14,437,272)
NET ASSETS	$397,180,743

Net Asset Value Per Share:
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	40,459,776
Net asset value (Net Assets divided by Shares Outstanding), offering price and redemption price per share (a)	$9.82

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 0.25%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF OPERATIONS
Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$2,781,213
TOTAL INVESTMENT INCOME	2,781,213

EXPENSES
Investment advisory fees	1,385,874
Distribution (12b-1) fees	307,972
Administrative services fees	212,171
Accounting services fees	61,063
Compliance officer fees	31,849
Transfer agent fees	28,672
Legal fees	25,047
Audit fees	18,432
Trustees’ fees and expenses	18,813
Custodian fees	31,651
Printing and postage expenses	8,772
Insurance expense	5,411
Registration fees	1,522
Other expenses	2,438
TOTAL EXPENSES	2,139,687
Less: Fees waived by the Advisor	(152,088)
NET EXPENSES	1,987,599

NET INVESTMENT INCOME	793,614

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investment transactions	810,912
Net change in unrealized appreciation on investments	3,278,102
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,089,014

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,882,628

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019

FROM OPERATIONS
Net investment income	$793,614	$2,138,852
Net realized gain from investment transactions	810,912	563,363
Net change in unrealized appreciation on investments	3,278,102	3,192,125
Net increase in net assets resulting from operations	4,882,628	5,894,340

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(1,820,765)	(4,114,832)
Net decrease in net assets from distributions to shareholders	(1,820,765)	(4,114,832)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	451,679,313	13,000,000
Net asset value of shares issued in reinvestment of distributions to shareholders	1,134,128	2,229,800
Payments for shares redeemed	(219,834,564)	(35,662,257)
Net increase/(decrease) in net assets from shares of beneficial interest	232,978,877	(20,432,457)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	236,040,740	(18,652,949)

NET ASSETS
Beginning of year	161,140,003	179,792,952
End of year	$397,180,743	$161,140,003

SHARE ACTIVITY
Shares sold	46,128,943	1,340,424
Shares reinvested	115,997	230,927
Shares redeemed	(22,431,922)	(3,702,977)
Net increase/(decrease) in shares of beneficial interest outstanding	23,813,018	(2,131,626)

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	December 31,		December 31,	December 31,	December 31,		December 31,
	2020		2019	2018	2017		2016

Net Asset Value, Beginning of Year	$9.68		$9.57	$9.71	$9.78		$9.85
Income (loss) from investment operations:
Net investment income (1)	0.03		0.13	0.13	0.11		0.10
Net realized and unrealized gain (loss) on investments	0.19		0.23	(0.03)	0.02		0.01
Total from investment operations	0.22		0.36	0.10	0.13		0.11
Less distributions from:
Net investment income	(0.08)		(0.25)	(0.24)	(0.20)		(0.18)
Total from distributions	(0.08)		(0.25)	(0.24)	(0.20)		(0.18)
Net Asset Value, End of Year	$9.82		$9.68	$9.57	$9.71		$9.78
Total return (2)	2.24%		3.78%	1.04%	1.31%		1.06%
Net assets, end of year (000s)	$397,181		$161,140	$179,793	$270,353		$326,889
Ratio of gross expenses to average net assets	0.69%		0.72%	0.70%	0.69%		0.67%
Ratio of net expenses to average net assets	0.64	% (4)	0.65%	0.65%	0.65%		0.65%
Ratio of net investment income to average net assets	0.26%		1.32%	1.33%	1.09%		1.02%
Portfolio Turnover Rate	433%		431%	197%	133	% (3)	108	% (3)

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(3)	The portfolio turnover rate excludes dollar roll transactions for the years ended December 31, 2017 and December 31, 2016. If these were included in the calculation the turnover percentage would be 160% and 134%. The fund had no dollar rolls for years ended December 31, 2018, December 31, 2019 or December 31, 2020.

(4)	During the year ended December 31, 2020, the Advisor voluntarily waived a portion of the advisory fee. Without this waiver, the net expense ratio would have been 0.65%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2020

1.	ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”) . The “Trust” is organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011 and is offered at net asset value (“NAV”) without a sales charge.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities -shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other assets held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances) . If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020, for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Agencies	$—	$227,199,347	$—	$227,199,347
U.S. Treasury Notes	—	19,186,015	—	19,186,015
Short-Term Investments	—	148,615,218	—	148,615,218
Total	$—	$395,000,580	$—	$395,000,580

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classification.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986 as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2017 to December 31, 2019, or expected to be taken in the Fund’s December 31, 2020 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal and Ohio (Nebraska in prior years), and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

When-Issued and Delayed-Delivery Transactions – The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Fund accounts for mortgage dollar rolls as purchases and sales transactions. For the year ended December 31, 2020 the Fund did not hold any dollar roll transactions.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2020, the cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $965,198,357 and $820,987,723, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

TransWestern Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”) and Loomis, Sayles & Company, L.P. serves as the Fund’s sub-advisor (the “Sub-Advisor”). Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets. Subject to the authority of the Board and oversight by the Advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund’s strategy and management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Advisor is paid by the Advisor, not the Fund. During the year ended December 31, 2020, the Fund incurred $1,385,874 in advisory fees.

Pursuant to an expense limitation agreement between the Advisor and the Trust, on behalf of the Fund, (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until April 30, 2021, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses) borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 0.65% per annum of the Fund’s average daily net assets. During the year ended December 31, 2020, the Advisor waived fees of $133,788.

If the Advisor waives any fee or reimburses any expense pursuant to the expense limitation agreement, and the Fund’s operating expenses are subsequently less than 0.65% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 0.65% of average daily net assets. If the Fund’s operating expenses subsequently exceed 0.65% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of December 31, 2020, fee waivers subject to recapture by the Advisor were as follows:

Year of Expiration
December 31, 2021	$144,658
December 31, 2022	$118,507
December 31, 2023	$133,788

Effective September 30, 2020, the Advisor will voluntarily waive a portion of the advisory fee to support an annualized yield of 0.25%. The Advisor can amend or terminate this voluntary waiver at any time. For the year ended December 31, 2020, the Advisor voluntarily waived $18,300 of advisory fees. The voluntary waiver is not subject to recapture by the Advisor.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “12b-1 Plan” or “Plan”). Pursuant to the Plan, the Fund pays the Advisor an annual fee for distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets. During the year ended December 31, 2020, pursuant to the Plan, the Advisor received $307,972 of fees.

Pursuant to a separate servicing agreement with Gemini Fund Services LLC (“GFS”), the Fund pays GFS fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from the Fund.

5.	REDEMPTION FEE

The Fund may assess a short-term redemption fee of 0.25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2020 and the year ended December 31, 2019, the Fund did not assess any redemption fees.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes (including securities sold short), and its respective gross unrealized appreciation and depreciation at December 30, 2020, were as follows:

			Net Unrealized
Cost	Appreciation	Depreciation	Appreciation
$391,036,172	$4,429,299	$(464,891)	$3,964,408

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid during the years ended December 31, 2020 and December 31, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2020	December 31, 2019
Ordinary Income	$1,820,765	$4,114,832
	$1,820,765	$4,114,832

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Capital Loss	Other		Total
Ordinary	Long-Term	Post	Carry	Book/Tax	Unrealized	Accumulated
Income	Gains	October Loss	Forwards	Differences	Appreciation	Deficit
$—	$—	$(102,232)	$(18,268,529)	$(30,919)	$3,964,408	$(14,437,272)

The difference between book basis and tax basis undistributed net investment income/(loss and other book/tax adjustments is primarily attributable to the adjustments for accrued dividends payable.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $102,232.

TransWestern Institutional Short Duration Government Bond Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

At December 31, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$2,262,722	$16,005,807	$18,268,529

Permanent book and tax differences, primarily attributable to book tax treatment of distributions, resulted in reclassification as of December 31, 2020 as follows:

Paid In	Accumulated
Capital	Earnings (Deficit)
$(81,190)	$81,190

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, Alpine Bank held 31.62% of the voting securities of the Fund.

9.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, a Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of TransWestern Institutional Short Duration Government Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TransWestern Institutional Short Duration Government Bond Fund, a series of shares of beneficial interest in Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three -year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the years in the two -year period ended December 31, 2017 were audited by other auditors whose report dated March 1, 2018 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

February 25, 2021

TransWestern Institutional Short Duration Government Bond Fund
EXPENSE EXAMPLES
December 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid
	Expense	Account Value	Account Value	During Period *
Actual	Ratio	7/1/20	12/31/20	7/1/2020 – 12/31/2020
TransWestern	0.65%	$1,000.00	$1,003.40	$3.27

	Annualized	Beginning	Ending	Expenses Paid
Hypothetical	Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	7/1/20	12/31/20	7/1/2020 – 12/31/2020
TransWestern	0.65%	$1,000.00	$1,021.87	$3.30

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2020

TransWestern Institutional Short Duration Government Bond Fund (Adviser – TransWestern Capital Advisers, LLC) *

In connection with the regular meeting held on December 16-17, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between TransWestern Capital Advisers, LLC (the “Adviser”) and the Trust, with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services. The Trustees discussed the Adviser’s role with respect to the management of Transwestern, including its supervision of Loomis, Sayles, & Company, L.P as sub-adviser. They noted that the Fund is specifically marketed to banks, and that the Adviser brings an expertise in the risk tolerance and investment mandates of banks as investors, ensuring that the portfolio is managed in a manner consistent with these criteria. The Trustees acknowledged that the Adviser monitors the investment decisions made by the sub-adviser. They noted that the Adviser monitors compliance with the Fund’s investment limitations by reviewing daily trading activity and that the Adviser delegates broker dealer selection to the sub-adviser. They discussed the regulatory exam conducted in July 2020 which resulted in no material deficiencies. The Board was pleased the Adviser’s active approach to managing the sub-adviser and agreed that the Adviser would continue to provide quality service to the Fund.

Performance. The Trustees reviewed the Fund’s investment objective and strategy, noting that the Fund was a three-star Morningstar fund. They acknowledged that the Fund underperformed its Morningstar category and peer group median, for the one-, three-, and five-year periods. They also acknowledged that the Fund outperformed its benchmark for all periods. The Trustees reviewed the Fund’s risk metrics, noting that the Fund’s Standard Deviation ranked in the first or second quartile compared to the peer group for most periods. They acknowledged that the Sharpe ratio ranked in the third or fourth quartile for all periods, however, the Trustees agreed that the Fund’s Sharpe ratio was acceptable when considered with the overall performance of the Fund.

Fees and Expenses. The Trustees noted that the Adviser charged an advisory fee of 0.45%, which was higher than both the Morningstar category and median and peer group average but equal to the peer group median. The Trustees further noted that although the advisory fee was higher than its Morningstar category and peer group averages, it was still within the ranges of both groups. They agreed that the tactical nature of the Fund’s strategy should be considered when evaluating the fee. They discussed the current expense limitation agreement and that the Adviser had agreed to renew the agreement. The Trustees considered the allocation of responsibilities and fees between the Adviser and the sub-adviser. After further discussion, the Trustees determined that the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser, noting the services the Adviser provided to the Fund. They observed that the Adviser earned a very modest profit in terms of actual dollars and percentage of revenue. They concluded that the sub-adviser’s level of profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Trustees considered whether the Adviser had realized economies of scale with respect to the advisory services provided to the Fund. They considered the breakpoints in the current sub-advisory agreement and the proposed breakpoints going forward. They agreed, based on current asset levels, that economies had not yet been reached. The Trustees agreed that the absence of breakpoints at this time was not unreasonable.

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2020

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee was not unreasonable and that renewal of the agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Loomis, Sayles & Company, L.P. - Sub-Adviser to TransWestern *

In connection with the regular meeting held on December 16-17, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Loomis, Sayles, & Company, L.P. (the “Sub-Adviser”) and TransWestern Capital Advisers, LLC (the “Adviser”), with respect to the TransWestern Institutional Short Duration Government Bond Fund (the “Fund”. In considering the re-approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees observed that the Sub-Adviser had approximately $332 billion in assets under management and provided services to institutional and retail clients. They reviewed the background and experience of key personnel and their varied experience in the financial industry, noting the recent changes to personnel. They discussed the Adviser’s use of sector team researchers to analyze the global capital markets, market liquidity, investment risk tolerance and transparency within the sectors focusing on the expertise and resources available to such teams. They acknowledged that the Sub-Adviser worked in conjunction with the Adviser to set investment limitations and input such limitations into its compliance management system to monitor the Fund’s compliance. They noted the Sub-Advisers use of best execution to select broker dealers for the Fund. The Trustees agreed that based on the Sub-Adviser’s expertise, resources and focus on risk management, it would continue to provide high quality service to the Fund.

Performance. The Trustees reviewed the Fund’s investment objective and strategy, noting that the Fund was a three-star Morningstar fund. They acknowledged that the Fund underperformed its Morningstar category and peer group median, for the one-, three-, and five-year periods. They also acknowledged that the Fund outperformed its benchmark for all periods. The Trustees reviewed the Fund’s risk metrics, noting that the Fund’s Standard Deviation ranked in the first or second quartile compared to the peer group for most periods. They acknowledged that the Sharpe ratio ranked in the third or fourth quartile for all periods, however, the Trustees agreed that the Fund’s Sharpe ratio was acceptable when considered with the overall performance of the Fund.

Fees and Expenses. They further noted that the Sub-Adviser’s proposed fee was lower than the fees the Sub-Adviser charged for managing other similar accounts. They acknowledged that although the Sub-Adviser had agreed to lower its fees, the Sub-Adviser continued to provide an exceptional level of service to the Fund and the adviser. After further discussion, in consideration of all factors, the Trustees concluded that the fee charged by the Sub-Adviser was not unreasonable.

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2020

Profitability. The Trustees reviewed the profitability analysis provided by the Sub-Adviser, noting the services the Sub-Adviser provided to the Fund. They observed that the Sub-Adviser earned a very modest profit in terms of actual dollars and percentage of revenue. They concluded that the Sub-Adviser’s level of profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Trustees considered whether the Sub-Adviser had achieved economies of scale with respect to the management of the Fund and agreed this was unlikely. They further agreed that economies of scale was primarily a Fund level issue and had been considered with respect to the Fund’s overall advisory agreement and advisory fee.

Conclusion. Having requested and received such information from the Sub-Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee was not unreasonable and that renewal of the agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/20 – NLFT_v1

TransWestern Institutional Short Duration Government Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014- 2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2020, the Trust was comprised of 69 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund in the Trust advised by the Advisor. The Fund does not hold itself out as related to any other series within the Trust that is not advised by the Advisor.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-881-2380.

12/31/20 – NLFT_v1

TransWestern Institutional Short Duration Government Bond Fund
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
December 31, 2020

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended December 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
TransWestern Capital Advisors, LLC
155 S. Madison St., Suite 237
Denver, CO 80209

SUB-ADVISOR
Loomis, Sayles & Company, L.P.
One Financial Center
Boston, MA 02111

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

TransWestern-AR-20

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 – $16,600

2019 – $16,300

2018 – $16,300

(b)	Audit-Related Fees

2020 – None

2019 – None

2018 – None

(c)	Tax Fees

2020 - $2,200

2019 - $2,200

2018 - $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 – None

2019 – None

2018 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2020	2019	2018
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $2,200

2019 - $2,200

2018 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/04/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 03/04/2021

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer

Date 03/04/2021